COMCAST CORPORATION
                         1997 DEFERRED STOCK OPTION PLAN

               (As Amended and Restated Effective April 29, 2002)









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                                TABLE OF CONTENTS



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ARTICLE 1 - CONTINUATION AND COVERAGE OF PLAN.....................................................................1
   1.1.     Continuation of Plan..................................................................................1
   1.2.     Plan Unfunded and Limited to Outside Directors and Select Group of Management or Highly Compensated
   Employees......................................................................................................1

ARTICLE 2 - DEFINITIONS...........................................................................................1
   2.1.     "Account".............................................................................................1
   2.2.     "Active Participant"..................................................................................1
   2.3.     "Administrator".......................................................................................1
   2.4.     "Affiliate"...........................................................................................1
   2.5.     "Annual Rate of Pay"..................................................................................2
   2.6.     "Applicable Interest Rate"............................................................................2
   2.7.     "Beneficiary".........................................................................................2
   2.8.     "Board"...............................................................................................2
   2.9.     "Change of Control"...................................................................................2
   2.10.    "Code"................................................................................................2
   2.11.    "Comcast Option Plan or Plans"........................................................................3
   2.12.    "Comcast Plan"........................................................................................3
   2.13.    "Committee"...........................................................................................3
   2.14.    "Common Stock"........................................................................................3
   2.15.    "Company".............................................................................................3
   2.16.    "Company Stock".......................................................................................3
   2.17.    "Company Stock Fund"..................................................................................3
   2.18.    "Date of Grant".......................................................................................3
   2.19.    "Death Tax Clearance Date"............................................................................3
   2.20.    "Death Taxes".........................................................................................3
   2.21.    "Deceased Participant"................................................................................4
   2.22.    "Deferred Stock Units"................................................................................4
   2.23.    "Disabled Participant"................................................................................4
   2.24.    "Diversification Election"............................................................................5
   2.25.    "Eligible Employee"...................................................................................5
   2.26.    "Fair Market Value"...................................................................................5
   2.27.    "Former Eligible Employee"............................................................................5
   2.28.    "Former Outside Director".............................................................................5
   2.29.    "Immediate Family"....................................................................................5
   2.30.    "Income Fund".........................................................................................6
   2.31.    "Initial Election"....................................................................................6
   2.32.    "New Key Employee"....................................................................................6
   2.33.    "Normal Retirement"...................................................................................7
   2.34.    "Option"..............................................................................................7
   2.35.    "Option Shares".......................................................................................7
   2.36.    "Other Available Shares"..............................................................................7
   2.37.    "Outside Director"....................................................................................7



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   2.38.    "Participant".........................................................................................8
   2.39.    "Participating Company"...............................................................................8
   2.40.    "Permitted Transferee"................................................................................8
   2.41.    "Person"..............................................................................................8
   2.42.    "Personal Representative".............................................................................8
   2.43.    "Plan"................................................................................................8
   2.44.    "Prime Rate"..........................................................................................8
   2.45.    "Related Corporation".................................................................................8
   2.46.    "Retired Participant".................................................................................8
   2.47.    "Roberts Family"......................................................................................8
   2.48.    "Share" or "Shares"...................................................................................8
   2.49.    "Share Withholding Election"..........................................................................8
   2.50.    "Special Common Stock"................................................................................9
   2.51.    "Subsequent Election".................................................................................9
   2.52.    "Successor-in-Interest"...............................................................................9
   2.53.    "Surviving Spouse"....................................................................................9
   2.54.    "Terminating Event"...................................................................................9
   2.55.    "Third Party".........................................................................................9

ARTICLE 3 - INITIAL AND SUBSEQUENT ELECTIONS......................................................................9
   3.1.     Elections.............................................................................................9
   3.2.     Filing of Initial Election: General..................................................................10
   3.3.     Options to which Initial Elections May Apply.........................................................10
   3.4.     Initial Election of Distribution Date................................................................10
   3.5.     Subsequent Elections.................................................................................10
   3.6.     Distribution in Full upon Terminating Event..........................................................13
   3.7.     Withholding and Payment of Death Taxes...............................................................14
   3.8.     Effect of Distribution within Five Years of Effective Date of Diversification
   Election......................................................................................................15

ARTICLE 4 - MANNER OF DISTRIBUTION...............................................................................15
   4.1.     Manner of Distribution...............................................................................15

ARTICLE 5 - BOOK ACCOUNTS........................................................................................16
   5.1.     Account..............................................................................................16
   5.2.     Crediting of Income, Gains and Losses on Accounts....................................................16
   5.3.     Status of Deferred Amounts...........................................................................17
   5.4.     Participants' Status as General Creditors............................................................17

ARTICLE 6 - NONALIENATION OF BENEFITS............................................................................17
   6.1.     Alienation Prohibited................................................................................17

ARTICLE 7 - DEATH OF PARTICIPANT.................................................................................17
   7.1.     Death of Participant.................................................................................17
   7.2.     Designation of Beneficiaries.........................................................................17

ARTICLE 8 - INTERPRETATION.......................................................................................18
   8.1.     Authority of Committee...............................................................................18
   8.2.     Claims Procedure.....................................................................................18



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ARTICLE 9 - AMENDMENT OR TERMINATION.............................................................................19
   9.1.     Amendment or Termination.............................................................................19

ARTICLE 10 - WITHHOLDING OF TAXES ON EXERCISE OF OPTION..........................................................19
   10.1.    In General...........................................................................................19
   10.2.    Share Withholding Election...........................................................................19

ARTICLE 11 - CAPITAL ADJUSTMENTS.................................................................................20
   11.1.    Capital Adjustments..................................................................................20

ARTICLE 12 - MISCELLANEOUS PROVISIONS............................................................................20
   12.1.    No Right to Continued Employment.....................................................................20
   12.2.    Expenses of Plan.....................................................................................20
   12.3.    Gender and Number....................................................................................20
   12.4.    Law Governing Construction...........................................................................20
   12.5.    Headings Not a Part Hereof...........................................................................20
   12.6.    Severability of Provisions...........................................................................20
   12.7.    Expiration of Options................................................................................20

ARTICLE 13 - EFFECTIVE DATE......................................................................................21
   13.1.    Effective Date.......................................................................................21




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                               COMCAST CORPORATION
                         1997 DEFERRED STOCK OPTION PLAN

               (as amended and restated effective April 29, 2002)

                 ARTICLE 1 - CONTINUATION AND COVERAGE OF PLAN

         1.1. Continuation of Plan. COMCAST CORPORATION, a Pennsylvania corporation, hereby amends and restates the Comcast Corporation 1997 Deferred Stock Option Plan (the "Plan"), effective April 29, 2002. The Plan was initially adopted effective September 16, 1997 and was amended and restated effective June 21, 1999, December 19, 2000 and November 29, 2001.

         1.2. Plan Unfunded and Limited to Outside Directors and Select Group of Management or Highly Compensated Employees. The Plan is unfunded and is maintained primarily for the purpose of providing outside directors and a select group of management or highly compensated employees the opportunity to defer compensation otherwise payable to such outside directors and management or highly compensated employees. The Plan provides an opportunity for outside directors and management or highly compensated employees to defer the receipt of Shares upon the exercise of Options and to convert the right to receive Shares to the right to receive the cash value thereof as of the date of such conversion, plus interest thereon from the date of such conversion, in accordance with the terms of the Plan.

                            ARTICLE 2 - DEFINITIONS

         2.1. "Account" means unfunded bookkeeping accounts established pursuant to
Section 5.1 and maintained by the Administrator in the names of the respective Participants (a) to which Deferred Stock Units, dividend equivalents and earnings on dividend equivalents shall be credited with respect to the portion of the Account allocated to the Company Stock Fund and (b) to which an amount equal to the Fair Market Value of Deferred Stock Units with respect to which a Diversification Election has been made and interest thereon from the date of such election shall be credited with respect to the portion of the Account allocated to the Income Fund, and from which all amounts distributed pursuant to the Plan shall be debited.

         2.2. "Active Participant" means:

               (a) Each Participant who is in active service as an Outside Director;

               (b) Each Participant who is actively employed by a Participating Company as an Eligible Employee; and

               (c) A Permitted Transferee of an individual described in Section 2.2(a) or Section 2.2(b), if applicable.

         2.3. "Administrator" means the Committee.

         2.4. "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under



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common control with, such Person. For purposes of this definition, the term
"control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         2.5. "Annual Rate of Pay" means, as of any date, an employee's annualized base pay rate. An employee's Annual Rate of Pay shall not include sales commissions or other similar payments or awards.

         2.6. "Applicable Interest Rate" means:

               (a) Except as otherwise provided in Section 2.6(b), the Applicable Interest Rate means 8% per annum, compounded annually as of the last day of the calendar year, or such other interest rate established by the Administrator from time to time. The effective date of any reduction in the Applicable Interest Rate shall not precede the latest of (i) November 29, 2003,
(ii) the 30th day following the date of the Administrator's action to establish a reduced rate or (ii) the lapse of 24 full calendar months from the date of the most recent adjustment of the Applicable Interest Rate by the Administrator.

               (b) Effective for the period extending from a Participant's employment termination date to the date the Participant's Account is distributed in full, the Administrator, in its sole and absolute discretion, may designate the term "Applicable Interest Rate" for such Participant's Account to mean the lesser of (i) the rate in effect under Section 2.6(a) or (ii) the Prime Rate plus one percent, compounded annually as of the last day of the calendar year. Notwithstanding the foregoing, the Administrator may delegate its authority to determine the Applicable Interest Rate under this Section 2.6(b) to an officer of the Company or committee of two or more officers of the Company.

         2.7. "Beneficiary" means such person or persons or legal entity or entities, including, but not limited to, an organization exempt from federal income tax under section 501(c)(3) of the Code, designated by a Participant or Beneficiary to receive benefits pursuant to the terms of the Plan after such Participant's or Beneficiary's death. If no Beneficiary is designated by the Participant or Beneficiary or if no Beneficiary survives the Participant or Beneficiary (as the case may be), the Participant's Beneficiary shall be the Participant's Surviving Spouse if the Participant has a Surviving Spouse and otherwise the Participant's estate and the Beneficiary of a Beneficiary shall be the Beneficiary's Surviving Spouse if the Beneficiary has a Surviving Spouse and otherwise the Beneficiary's estate.

         2.8. "Board" means the Board of Directors of the Company, or the Executive Committee of the Board of Directors of the Company.

         2.9. "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

         2.10. "Code" means the Internal Revenue Code of 1986, as amended.



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         2.11. "Comcast Option Plan or Plans" means the Comcast Corporation 1986
Non-Qualified Stock Option Plan, the Comcast Corporation 1987 Stock Option Plan, or the Comcast Corporation 1996 Stock Option Plan, or any other incentive or non-qualified stock option plan subsequently adopted by the Company or a Related Corporation.

         2.12. "Comcast Plan" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate, including, but not limited to this Plan, the Comcast Corporation 1990 Restricted Stock Plan and the Comcast Option Plans.

         2.13. "Committee" means the Subcommittee on Performance Based Compensation of the Compensation Committee of the Board of Directors of the Company.

         2.14. "Common Stock" means the Company's Class A Common Stock, par value $1.00 per share, including a fractional share.

         2.15. "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

         2.16. "Company Stock" means Common Stock, Special Common Stock, or such other securities as may be issued by the Company pursuant to adjustments as provided in Article 11.

         2.17. "Company Stock Fund" means a hypothetical investment fund pursuant to which Deferred Stock Units are credited with respect to an Option subject to an Initial Election, and thereafter until the date of distribution or the effective date of a Diversification Election, to the extent a Diversification Election applies to such Deferred Stock Units, as applicable. The portion of a Participant's Account deemed invested in the Company Stock Fund shall be treated as if such portion of the Account were invested in hypothetical shares of Common Stock or Special Common Stock otherwise deliverable as Option Shares on the exercise of an Option, and all dividends and other distributions paid with respect to Common Stock or Special Common Stock were held uninvested in cash and credited with interest at the Applicable Interest Rate as of the next succeeding December 31 (to the extent the Account continues to be deemed credited in the form of Deferred Stock Units through such December 31).

         2.18. "Date of Grant" means the date as of which an Option is granted.

         2.19. "Death Tax Clearance Date" means the date upon which a Deceased Participant's or a deceased Beneficiary's Personal Representative certifies to the Administrator that (a) such Deceased Participant's or deceased Beneficiary's Death Taxes have been finally determined, (b) all of such Deceased Participant's or deceased Beneficiary's Death Taxes apportioned against the Deceased Participant's or deceased Beneficiary's Account have been paid in full and (c) all potential liability for Death Taxes with respect to the Deceased Participant's or deceased Beneficiary's Account has been satisfied.

         2.20. "Death Taxes" means any and all estate, inheritance, generation-skipping transfer, and other death taxes as well as any interest and




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penalties thereon imposed by any governmental entity (a "taxing authority") as a result of the death of the Participant or the Participant's Beneficiary.

         2.21. "Deceased Participant" means:

               (a) A Participant whose employment, or, in the case of a Participant who was an Outside Director, a Participant whose service as an Outside Director, is terminated by death;

               (b) A Participant who dies following termination of active employment or active service; or

               (c) A Permitted Transferee of an individual described in Section 2.21(a) or 2.21(b), if applicable.

         2.22. "Deferred Stock Units" mean the number of hypothetical Shares determined as the excess of (a) the number of Option Shares over (b) the number of Other Available Shares having a Fair Market Value as of the date of exercise of an Option equal to the exercise price for such Option Shares (hereinafter referred to in this Section 2.22 as the "Payment Shares"), as to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest provides to the Company evidence of ownership of sufficient Payment Shares to pay the exercise price for such Option Shares; provided, however, that if the Option is for Common Stock, the Deferred Stock Units shall be credited to the Participant's Account as Deferred Common Stock Units, and if the Option is for Special Common Stock, the Deferred Stock Units shall be credited to the Participant's Account as Deferred Special Common Stock Units. Provision of a notarized statement under oath to the Company by the Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest attesting to the number of Payment Shares owned by the Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest and held by a securities broker for the Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest in "street name" or provision of the certificate numbers to the Company by the Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest of the Payment Share stock certificates actually held by the Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee or Successor-in-Interest shall constitute acceptable evidence of ownership.

         2.23. "Disabled Participant" means

               (a) A Participant whose employment or, in the case of a Participant who is an Outside Director, a Participant whose service as an Outside Director, is terminated by reason of disability;

               (b) A Participant who becomes disabled (as determined by the Committee) following termination of active service;

               (c) The duly-appointed legal guardian of an individual described in Section 2.23(a) or 2.23(b) acting on behalf of such individual; or




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               (d) A Permitted Transferee of an individual described in Section
2.23(a) or 2.23(b), if applicable.

         2.24. "Diversification Election" means a Participant's election to have a portion of the Participant's Account credited in the form of Deferred Stock Units under the Company Stock Fund deemed liquidated and credited thereafter under the Income Fund, as provided in Section 5.2(a), if (and to the extent that) it is approved by the Administrator as described in Section 2.31 or
Section 5.2(a).

         2.25. "Eligible Employee" means:

               (a) Each employee of a Participating Company whose Annual Rate of Pay is $200,000 or more as of both (i) the date on which an Initial Election is filed with the Administrator and (ii) the first day of the calendar year in which such Initial Election is filed.

               (b) Each employee of a Participating Company who has an Annual Rate of Pay of $125,000 as of each of (i) June 30, 2002; (ii) the date on which an Initial Election is filed with the Administrator and (iii) the first day of each calendar year beginning after December 31, 2002.

               (c) Each New Key Employee.

               (d) Each other employee of a Participating Company who is designated by the Committee, in its sole and absolute discretion, as an Eligible Employee.

         2.26. "Fair Market Value" shall mean:

               (a) If Shares are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed on the last trading day prior to the date of determination.

               (b) If Shares are not so listed, but trades of Shares are reported on the NASDAQ National Market, the last quoted sale price of a share on the NASDAQ National Market on the last trading day prior to the date of determination.

               (c) If Shares are not so listed nor trades of Shares so reported, Fair Market Value shall be determined by the Committee in good faith.

         2.27. "Former Eligible Employee" means an individual who has ceased to be actively employed by a Participating Company for any reason but who, immediately preceding his termination of employment, was an Eligible Employee.

         2.28. "Former Outside Director" means an individual who has ceased to be a member of the Board, but who, immediately preceding his cessation of service as a member of the Board was an Outside Director.

         2.29. "Immediate Family" means an Outside Director's, Former Outside Director's, Eligible Employee's or Former Eligible Employee's spouse and lineal




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descendants, any trust all beneficiaries of which are any of such persons and any other entity all members or owners of which are any of such persons.

         2.30. "Income Fund" means a hypothetical investment fund pursuant to which an amount equal to the Fair Market Value of Deferred Stock Units subject to a Diversification Election is credited as of the effective date of such Diversification Election and as to which interest is credited thereafter until the date of distribution at the Applicable Interest Rate.

         2.31. "Initial Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee who:

               (a) Elects, within the time or times specified in Article 3, to defer the receipt of Shares pursuant to the exercise of all or part of an Option; and

               (b) Designates the time that such Shares and any dividend equivalents shall be distributed.

A Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee may also make the effectiveness of an Initial Election contingent on the Administrator's approval of a proposed Diversification Election as to a specified percentage of Deferred Stock Units creditable to an Account with respect to an Option potentially subject to the Initial Election. If the Administrator does not approve the proposed Diversification Election within 30 days of the date such contingent Initial Election is filed with the Administrator, such Initial Election shall be null and void. Such a proposed Diversification Election shall be effective only if (and to the extent) approved (or, pursuant to Section 5.2(b)(iii), deemed approved).

         2.32. "New Key Employee" means each employee of a Participating
Company:

               (a) Effective as of July 1, 2002, each employee of a Participating Company:

                    (i) Who becomes an employee of a Participating Company and has an Annual Rate of Pay of $200,000 or more as of his employment commencement date; and

                    (ii) Who has an Annual Rate of Pay that is increased to $200,000 or more and who, immediately preceding such increase, was not an Eligible Employee.

               (b) Effective for the period beginning April 29, 2002 and ending June 30, 2002, each employee of a Participating Company:

                    (i) Who becomes an employee of a Participating Company and has an Annual Rate of Pay of $125,000 or more as of his employment commencement date.

                    (ii) Who has an Annual Rate of Pay that is increased to $125,000 or more and who, immediately preceding such increase, was not an Eligible Employee.



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         2.33. "Normal Retirement" means:

               (a) For a Participant who is an employee of a Participating Company immediately preceding his termination of employment, a termination of employment that is treated by the Participating Company as a retirement under its employment policies and practices as in effect from time to time; and

               (b) For a Participant who is an Outside Director immediately preceding his termination of service, his normal retirement from the Board.

         2.34. "Option" means a non-qualified stock option to purchase Shares granted pursuant to a Comcast Option Plan; provided that each Option with a different Date of Grant shall be considered a separate Option.

         2.35. "Option Shares" mean the Shares that are subject to the portion of an Option as to which an Initial Election or Subsequent Election is in effect as adjusted to reflect a Share Withholding Election.

         2.36. "Other Available Shares" means, as of any date, the excess, if any of:

               (a) The total number of Shares owned by a Person; over

               (b) The sum of:

                    (i) The number of Shares owned by such Person for less than six months; plus

                    (ii) The number of Shares owned by such Person that has, within the preceding six months, been the subject of a withholding certification under any Comcast Plan; plus

                    (iii) The number of Shares owned by such Person that has, within the preceding six months, been received in exchange for Shares surrendered as payment, in full or in part of the exercise price for an option to purchase any securities of the Company or an Affiliate under any Comcast Plan, but only to the extent of the number of Shares surrendered; plus

                    (iv) The number of Shares owned by such Person as to which evidence of ownership has, within the preceding six months, been provided to the Company in connection with the crediting of Deferred Stock Units to such Person's Account.

For purposes of this Section 2.36, a Share that is subject to a deferral election pursuant to this Plan or another Comcast Plan shall not be treated as owned by a Person until all conditions to the delivery of such Share have lapsed. The number of Other Available Shares shall be determined separately for Common Stock and Special Common Stock.

         2.37. "Outside Director" means a member of the Board, who is not an employee of a Participating Company.



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         2.38. "Participant" means each Outside Director, Former Outside
Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee who is the grantee or transferee of an Option that has made an Initial Election or Subsequent Election and that has an undistributed amount credited to an Account under the Plan.

         2.39. "Participating Company" means the Company and each Related Corporation.

         2.40. "Permitted Transferee" means a member of the Immediate Family of an Outside Director, Former Outside Director, Eligible Employee or Former Eligible Employee to whom the right to exercise an Option has been transferred pursuant to a Comcast Option Plan.

         2.41. "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

         2.42. "Personal Representative" means the executor, the administrator, or the personal representative of a deceased individual's estate.

         2.43. "Plan" means the Comcast Corporation 1997 Deferred Stock Option Plan, as set forth herein, and as amended from time to time.

         2.44. "Prime Rate" means the annual rate of interest identified by PNC Bank as its prime rate as of the first day of each calendar year.

         2.45. "Related Corporation" means a corporate subsidiary of the Company, as defined in section 424(f) of the Code, or the corporate parent of the Company, as defined in section 424(e) of the Code.

         2.46. "Retired Participant" means a Participant who has terminated employment pursuant to a Normal Retirement.

         2.47. "Roberts Family" means each of the following:

               (a) Brian L. Roberts;

               (b) A lineal descendant of Brian L. Roberts; or

               (c) A trust established for the benefit of Brian L. Roberts and/or a lineal descendant or descendants of Brian L. Roberts.

         2.48. "Share" or "Shares" means for all purposes of the Plan, a share or shares of Common Stock or Special Common Stock, or such other securities as may be issued by the Company pursuant to adjustments as provided in Article 11.

         2.49. "Share Withholding Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with the rules applicable to the filing of Initial Elections under Article 3, pursuant to which an Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee elects to have the number of Shares deferred pursuant to the exercise of all or part of an Option and credited under the Plan as Deferred Stock Units adjusted so that Deferred Stock Units that would, but for a Share Withholding Election, be credited to an Account under the Plan, shall be deemed distributed pursuant to the Plan to satisfy applicable withholding tax liabilities, as described in Section 10.2.




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With respect to Options that become subject to an Initial Election after June
21, 1999, a Share Withholding Election must be filed not later than the applicable deadline for filing such Initial Election under Article 3. With respect to Options that are subject to an Initial Election on June 21, 1999, a Share Withholding Election must be filed on or before February 26, 1999.

         2.50. "Special Common Stock" means the Company's Class A Special Common Stock, par value $1.00 per share, including a fractional share.

         2.51. "Subsequent Election" means a written election on a form provided by the Administrator, filed with the Administrator in accordance with Article 3, pursuant to which a Participant or Beneficiary may elect to defer (or, in limited cases, accelerate) the time of receipt of amounts credited to an Account previously deferred in accordance with the terms of a previously made Initial Election or Subsequent Election.

         2.52. "Successor-in-Interest" means the Beneficiary of a deceased Former Outside Director, a deceased Former Eligible Employee or another deceased Participant, to whom the right to exercise an Option or the right to payment under the Plan shall have passed, as applicable.

         2.53. "Surviving Spouse" means the widow or widower, as the case may be, of a Deceased Participant or a Deceased Beneficiary (as applicable).

         2.54. "Terminating Event" means either of the following events:

               (a) The liquidation of the Company; or

               (b) A Change of Control.

         2.55. "Third Party" means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

                  ARTICLE 3 - INITIAL AND SUBSEQUENT ELECTIONS

         3.1. Elections.

               (a) Initial Elections. Each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee who is the grantee or transferee of an Option, shall have the right to make an Initial Election to defer the receipt of Shares upon exercise of all or part of such Option by filing an Initial Election at the time and in the manner described in this Article 3. Unless otherwise specifically provided in the Initial Election, following a Diversification Election, an Initial Election shall apply to the portion of a Participant's Account credited to the Income Fund on the same basis as the portion of such Participant's Account credited to the Company Stock Fund.

               (b) Subsequent Elections. Each Participant and Beneficiary shall have the right to elect to defer (or, in limited cases, accelerate) the time of receipt of amounts previously deferred in accordance with the terms of a previously made Initial Election by filing a Subsequent Election at the time, to the extent, and in the manner described in this Article 3. Unless otherwise specifically provided in the Subsequent Election, a Subsequent Election shall apply to the portion of a Participant's Account credited to the Income Fund on the same basis as the portion of such Participant's Account credited to the Company Stock Fund.

         3.2. Filing of Initial Election: General. An Initial Election shall be made on the form provided by the Administrator for this purpose. No such Initial Election shall be effective unless it is filed with the Administrator on or before a date that is both (i) more than six (6) months prior to the exercise of such Option and (ii) in the calendar year preceding the calendar year in which such Option is exercised, provided that an Initial Election filed with the Administrator on or before December 31, 1997, shall be effective with respect to the exercise of any Option after December 31, 1997.

         3.3. Options to which Initial Elections May Apply. A separate Initial Election may be made for each Option, or a portion of such Option, with respect to which an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee desires to defer receipt of Shares upon exercise of all or a portion of such Option. The failure of such a Person to make an Initial Election with respect to an Option shall not affect such Person's right to make an Initial Election for any other Option.

         3.4. Initial Election of Distribution Date. Each Participant who elects to defer the receipt of Shares shall, on the Initial Election, also elect the distribution date for such Shares or any corresponding amounts which may be credited to the Income Fund following a Diversification Election; provided, however, that subject to acceleration pursuant to Section 3.5(d), Section 3.5(e), Section 3.6, Section 3.7, Section 3.8 or Section 7.1, no distribution may be made earlier than January 2nd of the third calendar year beginning after the date of the Initial Election nor later than January 2nd of the eleventh calendar year beginning after the date of the Initial Election. The designation of the distribution date may vary with each separate Initial Election.

         3.5. Subsequent Elections.

               (a) Active Participants. Each Active Participant who has made an Initial Election, or who has made a Subsequent Election pursuant to this Section 3.5(a), may elect to defer the time of payment of part or all of such Active Participant's Account for a minimum of two and a maximum of ten additional years from the previously-elected payment date, by filing a Subsequent Election with the Administrator on or before the close of business on June 30 of the calendar year preceding the calendar year in which the distribution would otherwise be made. The number of Subsequent Elections under this Section 3.5(a) shall not be limited.

               (b) Surviving Spouses.

                    (i) General Rule. A Surviving Spouse who is a Deceased Participant's Beneficiary may elect to defer the time of payment, of any part or all of such Deceased Participant's Account the payment of which would be made neither within six (6) months after, nor within the calendar year of, the date of such election. Such election shall be made by filing a Subsequent Election with the Administrator in which the Surviving Spouse shall specify the change in the time of payment, which shall be no less than two nor more than ten years from the previously-elected payment date, or such Surviving Spouse may elect to defer payment until such Surviving Spouse's death. A Surviving Spouse may make a total of two (2) Subsequent Elections under this Section 3.5(b)(i), with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(b)(i) may specify different changes with respect to different parts of the Deceased Participant's Account.

                    (ii) Exception. Notwithstanding the above Section 3.5(b)(i), a Subsequent Election may be made by a Surviving Spouse within sixty (60) days of the Deceased Participant's death; provided, however, such election may only be made with respect to amounts which would not be paid under the Deceased Participant's election as in effect on the date of the Deceased Participant's death until a date which is at least six (6) months from the Deceased Participant's date of death. Such election shall be made by filing a Subsequent Election with the Administrator in which the Surviving Spouse shall specify the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date, or such Surviving Spouse may elect to defer payment until such Surviving Spouse's death. A Surviving Spouse may only make one (1) Subsequent Election under this Section 3.5(b)(ii) with respect to all or any part of the Deceased Participant's Account. Such Surviving Spouse may, however, make one additional Subsequent Election under Section 3.5(b)(i) in accordance with the terms of Section 3.5(b)(i). The one (1) Subsequent Election permitted under this Section 3.5(b)(ii) may specify different changes for different parts of the Deceased Participant's Account.

               (c) Beneficiary of a Deceased Participant Other Than a Surviving Spouse

                    (i) General Rule. A Beneficiary of a Deceased Participant (other than a Surviving Spouse) may elect to defer the time of payment, of any part or all of such Deceased Participant's Account the payment of which would be made neither within six (6) months after, nor within the calendar year of, the date of such election. Such election shall be made by filing a Subsequent Election with the Administrator in which the Beneficiary shall specify the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date. A Beneficiary may make one (1) Subsequent Election under this Section 3.5(c)(i), with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(c)(i) may specify different changes for different parts of the Deceased Participant's Account.

                    (ii) Exception. Notwithstanding the above Section 3.5(c)(i), a Subsequent Election may be made by a Beneficiary within sixty (60) days of the Deceased Participant's death; provided, however, such election may only be made with respect to amounts which would not be paid under the Deceased Participant's election as in effect on the date of the Deceased Participant's death until a date which is at least six (6) months from the Deceased Participant's date of death. Such election shall be made by filing a Subsequent Election with the Administrator in which the Beneficiary shall specify the change in the time of payment, which shall be no less than two (2) nor more than ten (10) years from the previously-elected payment date. A Beneficiary may make one (1) Subsequent

Election under this Section 3.5(c)(ii) with respect to all or any part of the Deceased Participant's Account. Subsequent Elections pursuant to this Section 3.5(c)(ii) may specify different changes for different parts of the Deceased Participant's Account.

               (d) Other Deferral and Acceleration by a Beneficiary. Any Beneficiary (other than a Surviving Spouse who has made a Subsequent Election under Section 3.5(b) or a Beneficiary who has made a Subsequent Election under
Section 3.5(c)) may elect to:

                    (i) Defer the time of payment of any part or all of the Deceased Participant's Account or deceased Beneficiary's Account for one additional year from the date payment would otherwise be made (provided that if a Subsequent Election is made pursuant to this Section 3.5(d)(i), the Deceased Participant's Account or deceased Beneficiary's Account shall be in all events distributed in full on or before the fifth anniversary of the Deceased Participant's or deceased Beneficiary's death); or

                    (ii) Accelerate the time of payment of a Deceased Participant's Account or deceased Beneficiary's Account from the date or dates that payment would otherwise be made to the date that is the later of (A) six
(6) months after the date of the Deceased Participant's or deceased Beneficiary's death and (B) January 2nd of the calendar year beginning after the Deceased Participant's or deceased Beneficiary's death, provided that if a Subsequent Election is made pursuant to this Section 3.5(d)(ii), the Deceased Participant's Account or deceased Beneficiary's Account shall be distributed in full on such accelerated payment date.

A Subsequent Election pursuant to this Section 3.5(d) must be filed with the Administrator within one hundred twenty (120) days following the Deceased Participant's or deceased Beneficiary's death. One and only one Subsequent Election shall be permitted pursuant to this Section 3.5(d) with respect to a Deceased Participant's Account or deceased Beneficiary's Account, although if such Subsequent Election is filed pursuant to Section 3.5(d)(i), it may specify different changes for different parts of the Account.

               (e) Acceleration by Disabled Participant or Permitted Transferee of Disabled Participant. A Disabled Participant, or the Permitted Transferee of a Disabled Participant if applicable, may elect to accelerate the time of payment of the Disabled Participant's Account from the date payment would otherwise be made to January 2nd of the calendar year beginning after the Participant became disabled. A Subsequent Election pursuant to this Section 3.5(e) must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant on or before May 1 of a calendar year, (ii) the 60th day following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after May 1 and before November 2 of a calendar year or (iii) the December 31 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after November 1 of a calendar year.

               (f) Retired Participants and Disabled Participants. The Committee may, in its sole and absolute discretion, permit a Retired Participant or a Disabled Participant to make a Subsequent Election to defer the time of payment of any part or all of such Retired or Disabled Participant's Account for a minimum of two years and a maximum of ten additional years from the previously-elected payment date, by filing a Subsequent Election with the Administrator on or before the close of business on June 30 of the calendar year preceding the calendar year in which the lump-sum distribution or initial installment payment would otherwise be made. The number of Subsequent Elections under this Section 3.5(f) shall be determined by the Committee in its sole and absolute discretion.

               (g) Retired Participant or Permitted Transferee of Retired Participant. A Retired Participant (who has not been permitted to make a Subsequent Election under Section 3.5(f)) or a Permitted Transferee of a Retired Participant may elect to defer the time of payment of the Retired Participant's Account for a minimum of two additional years from the date payment would otherwise be made (provided that if a Subsequent Election is made pursuant to this Section 3.5(g), the Retired Participant's Account shall be distributed in full on or before the fifth anniversary of the Retired Participant's Normal Retirement). A Subsequent Election pursuant to this Section 3.5(g) must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the Participant's Normal Retirement on or before May 1 of a calendar year, (ii) the 60th day following the Participant's Normal Retirement after May 1 and before November 2 of a calendar year or (iii) the December 31 following the Participant's Normal Retirement after November 1 of a calendar year.

               (h) Disabled Participant or Permitted Transferee of Disabled Participant. A Disabled Participant (who has not been permitted to make a Subsequent Election under 3.5(f)) or a Permitted Transferee of a Disabled Participant may elect to defer the time of payment of the Disabled Participant's Account for a minimum of two additional years from the date payment would otherwise be made (provided that if a Subsequent Election is made pursuant to this Section 3.5(h), the Disabled Participant's Account shall be distributed in full on or before the fifth anniversary of the date the Participant became a Disabled Participant). A Subsequent Election pursuant to this Section 3.5(h) must be filed with the Administrator on or before the close of business on the later of (i) the June 30 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant on or before May 1 of a calendar year, (ii) the 60th day following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after May 1 and before November 2 of a calendar year or (iii) the December 31 following the date the Participant becomes a Disabled Participant if the Participant becomes a Disabled Participant after November 1 of a calendar year.

               (i) Most Recently Filed Initial Election or Subsequent Election Controlling. Subject to acceleration pursuant to Section 3.5(d), or 3.5(e),
Section 3.6 or 7.1, no distribution of the amounts deferred pursuant to this
Article 3 for any calendar year shall be made before the distribution date designated by the Participant or Beneficiary, Permitted Transferee or Successor-in-Interest, as applicable, on the most recently filed Initial Election or Subsequent Election with respect to each deferred amount.

         3.6. Distribution in Full upon Terminating Event. The Company shall give Participants at least thirty (30) days notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Company may, in its sole and absolute discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Initial or Subsequent Election, upon the consummation of a Terminating Event, the Account balance of each Participant shall be distributed in full and any outstanding Initial Elections or Subsequent Elections shall be revoked.

         3.7. Withholding and Payment of Death Taxes.

               (a) Notwithstanding any other provisions of this Plan to the contrary, including but not limited to the provisions of Article 3 and Article 7, or any Initial or Subsequent Election filed by a Deceased Participant or a Deceased Participant's Beneficiary (for purposes of this Section, the "Decedent"), the Administrator shall apply the terms of Section 3.7(b) to the Decedent's Account unless the Decedent affirmatively has elected, in writing, filed with the Administrator, to waive the application of Section 3.7(b).

               (b) Unless the Decedent affirmatively has elected, pursuant to
Section 3.7(a), that the terms of this Section 3.7(b) not apply:

                    (i) The Administrator shall prohibit the Decedent's Beneficiary from taking any action under any of the provisions of the Plan with regard to the Decedent's Account other than the Beneficiary's making of a Subsequent Election pursuant to Section 3.5;

                    (ii) The Administrator shall defer payment of the Decedent's Account until the later of the Death Tax Clearance Date and the payment date designated in the Decedent's Initial Election or Subsequent Election;

                    (iii) The Administrator shall withdraw from the Decedent's Account such amount or amounts as the Decedent's Personal Representative shall certify to the Administrator as being necessary to pay the Death Taxes apportioned against the Decedent's Account; the Administrator shall remit the amounts so withdrawn to the Personal Representative, who shall apply the same to the payment of the Decedent's Death Taxes, or the Administrator may pay such amounts directly to any taxing authority as payment on account of Decedent's Death Taxes, as the Administrator elects;

                    (iv) If the Administrator makes a withdrawal from the Decedent's Account to pay the Decedent's Death Taxes and such withdrawal causes the recognition of income to the Beneficiary, the Administrator shall pay to the Beneficiary from the Decedent's Account, within thirty (30) days of the Beneficiary's request, the amount necessary to enable the Beneficiary to pay the Beneficiary's income tax liability resulting from such recognition of income; additionally, the Administrator shall pay to the Beneficiary from the Decedent's Account, within thirty (30) days of the Beneficiary's request, such additional amounts as are required to enable the Beneficiary to pay the Beneficiary's income tax liability attributable to the Beneficiary's recognition of income resulting from a distribution from the Decedent's Account pursuant to this
Section 3.7(b)(iv);

                    (v) Amounts withdrawn from the Decedent's Account by the Administrator pursuant to Sections 3.7(b)(iii) and 3.7(b)(iv) shall be withdrawn from the portions of Decedent's Account having the earliest distribution dates as specified in Decedent's Initial Election or Subsequent Election; and

                    (vi) Within a reasonable time after the later to occur of the Death Tax Clearance Date and the payment date designated in the Decedent's Initial Election or Subsequent Election, the Administrator shall pay the Decedent's Account to the Beneficiary.

         3.8. Effect of Distribution within Five Years of Effective Date of Diversification Election. If, pursuant to Section 3.1 through 3.7, Shares distributable with respect to Deferred Stock Units credited to the Company Stock Fund that are attributable to the Option as to which a Diversification Election was made are distributed on or before the fifth anniversary of the effective date of such Diversification Election (and, in the case of a Participant who is a Successor-in-Interest or a Permitted Transferee, whether or not such Diversification Election was made by a Participant's predecessor-in-interest), then, except as may otherwise be provided by the Committee its sole and absolute discretion, the following percentage of the Participant's Account credited to the Income Fund and attributable to such Diversification Election shall be distributed simultaneously with such Shares, without regard to any election to the contrary:

                                                                                    Distributable Percentage of
                     Time that Shares are Distributable                          Corresponding Income Fund Amount
On or before the third anniversary of a Diversification Election                                60%

After the third anniversary of a Diversification Election and on or before                      40%
the fourth anniversary of a Diversification Election

After the fourth anniversary of a Diversification Election and on or before                     20%
the fifth anniversary of a Diversification Election

After the fifth anniversary of a Diversification Election                                        0%

                       ARTICLE 4 - MANNER OF DISTRIBUTION

         4.1. Manner of Distribution.

                  (a) Deferred Stock Units credited to an Account shall be distributed in a lump sum in shares of Common Stock and/or Special Common Stock, as applicable. Dividend equivalents shall be distributed in a lump sum in cash. Amounts credited to the Income Fund pursuant to a Diversification Election shall be distributed in a lump sum in cash.

                  (b) Notwithstanding any Initial Election or Subsequent Election or any other provision of the Plan to the contrary, following a Participant's termination of employment for any reason, if the amount credited to the Participant's Account has a value of $25,000 or less, the Administrator may, in its sole discretion, direct that such amount be distributed to the Participant (or Beneficiary, as applicable) in one lump sum payment; provided, however, that this Section 4.1(b) shall not apply to any amount credited to a Participant's Account until the expiration of the deferral period applicable under any Initial Election or Subsequent Election in effect as of April 29, 2002.

                           ARTICLE 5 - BOOK ACCOUNTS

         5.1. Account. An Account shall be established for each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee when such Person becomes a Participant. Deferred Stock Units shall be credited to the Account as of the date of exercise of an Option as to which an Initial or Subsequent Election is in effect. To the extent an Account is deemed invested in the Income Fund, the Administrator shall credit earnings with respect to such Account at the Applicable Interest Rate, as further provided in Section 5.2.

         5.2. Crediting of Income, Gains and Losses on Accounts.

               (a) In General. Except as otherwise provided in this Section 5.2, the value of a Participant's Account as of any date shall be determined as if it were invested in the Company Stock Fund.

               (b) Diversification Elections.

                    (i) In General. A Diversification Election shall be available (A) at any time that a Registration Statement filed under the Securities Act of 1933, as amended (a "Registration Statement"), is effective with respect to the Plan and (B) if and to the extent that the opportunity to make a Diversification Election has been approved (or, pursuant to Section 2.24, deemed approved) by the Administrator.

                    (ii) Administrator Approval of Diversification Elections. The opportunity to make a Diversification Election and the extent to which a Diversification Election applies to Deferred Stock Units credited to the Company Stock Fund may be approved or rejected by the Administrator in connection with the filing of a contingent Initial Election (as described in Section 2.31), provided that an Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee who has Deferred Stock Units credited to an Account at the time that a Registration Statement first becomes effective with respect to the Plan, may at any time thereafter file a proposed Diversification Election with respect to such Deferred Stock Units. Such a proposed Diversification Election shall only be effective if (and to the extent) approved (or, pursuant to Section 5.2(b)(iii), deemed approved) by the Administrator.

                    (iii) Conversion of Deferred Stock Units to Cash Equivalents. Each Outside Director, Former Outside Director, Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee who is a Participant and whose Diversification Election has been approved (or deemed approved) by the Administrator may make a Diversification Election to convert up to the approved percentage of Deferred Stock Units credited to the Company Stock Fund that are attributable to any Option to the Income Fund. No deemed transfers shall be permitted from the Income Fund to the Company Stock Fund. Notwithstanding the foregoing, an Outside Director's Diversification Election to convert up to 40 percent of the Deferred Stock Units credited to the Company Stock Fund and attributable to any Option to the Income Fund shall be deemed approved by the Administrator, and an Outside Director's Diversification Election to transfer any amount in excess of such 40 percent amount shall be deemed null and void to the extent of such excess amount. Diversification Elections under this Section 5.2(b) shall be prospectively effective on the later of (A) the date designated by the Participant on a Diversification Election filed with the Administrator or (B) the business day next following the lapse of six months from the date Deferred Stock Units are credited to the Participant's Account.


               (c) Timing of Credits. Account balances subject to a Diversification Election under Section 5.2(b) shall be deemed transferred from the Company Stock Fund to the Income Fund as of the effective date of such Diversification Election. The value of amounts deemed invested in the Income Fund immediately following the effective date of a Diversification Election shall be based on hypothetical sales of Company Stock underlying liquidated Deferred Stock Units at Fair Market Value as of the effective date of a Diversification Election.

         5.3. Status of Deferred Amounts. Regardless of whether or not the Company is a Participant's employer, all amounts deferred under this Plan shall continue for all purposes to be a part of the general funds of the Company.

         5.4. Participants' Status as General Creditors. Regardless of whether or not the Company is a Participant's employer, an Account shall at all times represent a general obligation of the Company. The Participant shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to the Participant's Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

                     ARTICLE 6 - NONALIENATION OF BENEFITS

         6.1. Alienation Prohibited. Except as otherwise required by applicable law, the right of any Participant or Beneficiary to any benefit or interest under any of the provisions of this Plan shall not be subject to encumbrance, attachment, execution, garnishment, assignment, pledge, alienation, sale, transfer, or anticipation, either by the voluntary or involuntary act of any Participant or any Participant's Beneficiary or by operation of law, nor shall such payment, right, or interest be subject to any other legal or equitable process.

                        ARTICLE 7 - DEATH OF PARTICIPANT

         7.1. Death of Participant. Except as provided in Section 3.7, a Deceased Participant's Account shall be distributed in accordance with the last Initial Election or Subsequent Election made by the Deceased Participant before the Deceased Participant's death, unless the Deceased Participant's Surviving Spouse, Permitted Transferee, Successor-in-Interest or Beneficiary timely elects to accelerate or defer the time of payment pursuant to Section 3.5(b), Section 3.5(c), Section 3.5(d), Section 3.5(e), or Section 3.5(f).

         7.2. Designation of Beneficiaries. Each Participant and Beneficiary shall have the right to designate one or more Beneficiaries to receive distributions in the event of the Participant's or Beneficiary's death by filing with the Administrator a Beneficiary designation on the form provided by the Administrator for such purpose. The designation of a Beneficiary or

Beneficiaries may be changed by a Participant or Beneficiary at any time prior to such Participant's or Beneficiary's death by the delivery to the Administrator of a new Beneficiary designation form.

                           ARTICLE 8 - INTERPRETATION

         8.1. Authority of Committee. The Committee shall have full and exclusive authority to construe, interpret and administer this Plan and the Committee's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

         8.2. Claims Procedure. An individual (hereinafter referred to as the "Applicant," which reference shall include the legal representative, if any, of the individual) does not receive timely payment of benefits to which the Applicant believes he is entitled under the Plan, the Applicant may make a claim for benefits in the manner hereinafter provided.

                  An Applicant may file a claim for benefits with the Administrator on a form supplied by the Administrator. If the Administrator wholly or partially denies a claim, the Administrator shall provide the Applicant with a written notice stating:

               (a) The specific reason or reasons for the denial;

               (b) Specific reference to pertinent Plan provisions on which the denial is based;

               (c) A description of any additional material or information necessary for Applicant to perfect the claim and an explanation of why such material or information is necessary; and

               (d) Appropriate information as to the steps to be taken in order to submit a claim for review.

Written notice of a denial of a claim shall be provided within 90 days of the receipt of the claim, provided that if special circumstances require an extension of time for processing the claim, the Administrator may notify the Applicant in writing that an additional period of up to 90 days will be required to process the claim.

                  If the Applicant's claim is denied, the Applicant shall have 60 days from the date of receipt of written notice of the denial of the claim to request a review of the denial of the claim by the Administrator. Request for review of the denial of a claim must be submitted in writing. The Applicant shall have the right to review pertinent documents and submit issues and comments to the Administrator in writing. The Administrator shall provide a written decision within 60 days of its receipt of the Applicant's request for review, provided that if special circumstances require an extension of time for processing the review of the Applicant's claim, the Administrator may notify the Applicant in writing that an additional period of up to 60 days shall be required to process the Applicant's request for review.

                  It is intended that the claims procedures of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR ss. 2560.503-1.

                  Claims for benefits under the Plan must be filed with the Administrator at the following address:

                  Comcast Corporation
                  1500 Market Street
                  Philadelphia, PA 19102
                  Attention:  General Counsel

                      ARTICLE 9 - AMENDMENT OR TERMINATION

         9.1. Amendment or Termination. The Company, by action of the Board or by action of the Committee, reserves the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, reserves the right to terminate this Plan at any time.

            ARTICLE 10 - WITHHOLDING OF TAXES ON EXERCISE OF OPTION

         10.1. In General. Whenever the Company proposes or is required to credit Deferred Stock Units to an Account in connection with the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the date on which Deferred Stock Units shall be deemed credited to the Account, or take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to credit Deferred Stock Units to an Account on the exercise of an Option subject to an Initial or Subsequent Election shall be conditioned on the Participant's compliance, to the Company's satisfaction, with any withholding requirement. Except as otherwise provided in Section 10.2, the Company shall satisfy all applicable withholding tax requirements by withholding tax from other compensation payable by the Company to the Participant, or by the Participant's delivery of cash or other property acceptable to the Company having a value equal to the applicable withholding tax.

         10.2. Share Withholding Election. With respect to any Option subject to an Initial Election, an Eligible Employee, Former Eligible Employee, Successor-in-Interest or Permitted Transferee may elect to have the number of Option Shares determined such that Shares subject to such Option are withheld by the Company to the extent necessary to satisfy any withholding tax liabilities incurred in connection with the exercise of such Option. The number of Shares subject to an Option to be withheld pursuant to such a Share Withholding Election shall have a Fair Market Value approximately equal to the sum of:

               (a) The minimum amount of withholding taxes required to be withheld by the Company under applicable law, plus

               (b) Either (i) the minimum amount of withholding taxes arising because of the recognition of income (and consequent non-deferral of income) with respect to such withheld Shares, or (ii) the amount of withholding taxes





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arising because of the recognition of income (and consequent non-deferral of income) with respect to such withheld Shares, calculated at the highest applicable marginal tax rates, as indicated on the Share Withholding Election.

Notwithstanding any other provision of the Plan or the terms of any Initial or Subsequent Election, the number of Deferred Stock Units credited to Participants' Accounts shall be adjusted appropriately to reflect the withholding of Shares pursuant to such Share Withholding Elections.

                        ARTICLE 11 - CAPITAL ADJUSTMENTS

         11.1. Capital Adjustments. In the event that the Common Stock or Special Common Stock is changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividends, stock split-ups or other substitution of securities of the Company, the Committee shall make appropriate equitable anti-dilution adjustments to the number of Deferred Stock Units credited to Participants' Accounts. The Committee's adjustment shall be effective and binding for all purposes of the Plan.

                     ARTICLE 12 - MISCELLANEOUS PROVISIONS

         12.1. No Right to Continued Employment. Nothing contained herein shall be construed as conferring upon any Participant the right to remain in service as an Outside Director or in the employment of a Participating Company as an executive or in any other capacity.

         12.2. Expenses of Plan. All expenses of the Plan shall be paid by the Participating Companies.

         12.3. Gender and Number. Whenever any words are used herein in any specific gender, they shall be construed as though they were also used in any other applicable gender. The singular form, whenever used herein, shall mean or include the plural form, and vice versa, as the context may require.

         12.4. Law Governing Construction. The construction and administration of the Plan and all questions pertaining thereto, shall be governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable federal law and, to the extent not governed by federal law, by the laws of the Commonwealth of Pennsylvania.

         12.5. Headings Not a Part Hereof. Any headings preceding the text of the several Articles, Sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.

         12.6. Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provision determined to be void.

         12.7. Expiration of Options. Notwithstanding any provision of the Plan or an Initial or Subsequent Election, no Initial or Subsequent Election shall be




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effective with respect to an Option that has expired. In addition, no provision of the Plan or an Initial or Subsequent Election shall be construed to extend the expiration date of any Option.

                          ARTICLE 13 - EFFECTIVE DATE

         13.1. Effective Date. The effective date of the Plan this amendment and restatement of the Plan shall be April 29, 2002.


                  IN WITNESS WHEREOF, COMCAST CORPORATION has caused this Plan to be executed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, as of the 29th day of April, 2002.

                                     COMCAST CORPORATION


                                     BY:  /s/ Stanley Wang
                                          -------------------------------


                                     ATTEST: /s/ Arthur Block
                                             ----------------------------














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